                                                                    Exhibit 99.1

                       STEWART & STEVENSON SERVICES, INC.
                  CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                      (In thousands, except per share data)

                                           TWELVE MONTHS ENDED                         THREE MONTHS ENDED
                                           -------------------- ------------------------------------------------------------------
                                             JANUARY 31, 2002  JANUARY 31, 2002 OCTOBER 27, 2001  JULY 28, 2001    APRIL 28, 2001
                                            ------------------ ---------------- ----------------  -------------    ---------------
Sales                                           $ 1,329,510      $   306,755      $   317,344      $   377,594      $   327,817
Cost of sales                                     1,150,792          267,938          278,854          322,875          281,124
                                                -----------      -----------      -----------      -----------      -----------
Gross profit                                        178,718           38,817           38,490           54,719           46,693

Recovery of costs incurred, net                     (39,000)              --          (18,200)              --          (20,800)
Selling and administrative expenses                 148,757           42,270           38,603           34,506           33,378
Interest expense                                      5,400              696            1,316            1,528            1,860
Interest and investment income                       (3,415)            (598)            (706)            (897)          (1,214)
Other (income) expense, net                          (3,472)          (2,741)            (437)            (269)             (24)
                                                -----------      -----------      -----------      -----------      -----------
                                                    108,270           39,627           20,576           34,868           13,200
                                                -----------      -----------      -----------      -----------      -----------

Earnings (loss) before income taxes                  70,448             (810)          17,914           19,851           33,493
Income tax expense                                   25,104             (907)           6,261            7,306           12,444
                                                -----------      -----------      -----------      -----------      -----------
Net earnings from continuing operations              45,344               97           11,653           12,545           21,049
Earnings (loss) from discontinued
  operations, net of tax                             (3,121)          (2,903)              28              468             (716)
                                                -----------      -----------      -----------      -----------      -----------
Net earnings (loss)                             $    42,223      $    (2,806)     $    11,681      $    13,013      $    20,333
                                                ===========      ===========      ===========      ===========      ===========

Weighted average shares outstanding:
   Basic                                             28,325           28,325           28,441           28,327           28,085
   Diluted                                           28,865           28,865           29,002           29,146           28,704

Earnings per share:
  Basic
     Continuing operations                      $      1.60      $        --      $      0.41      $      0.44      $      0.75
     Discontinued operations                          (0.11)           (0.10)              --             0.02            (0.03)
                                                -----------      -----------      -----------      -----------      -----------
     NET EARNINGS (LOSS) PER SHARE              $      1.49      $     (0.10)     $      0.41      $      0.46      $      0.72
                                                ===========      ===========      ===========      ===========      ===========

  Diluted
     Continuing operations                      $      1.57      $        --      $      0.40      $      0.43      $      0.73
     Discontinued operations                          (0.11)           (0.10)              --             0.02            (0.02)
                                                -----------      -----------      -----------      -----------      -----------
     NET EARNINGS (LOSS) PER SHARE              $      1.46      $     (0.10)     $      0.40      $      0.45      $      0.71
                                                ===========      ===========      ===========      ===========      ===========

Cash dividends per share                        $     0.340      $     0.085      $     0.085      $     0.085      $     0.085


                       STEWART & STEVENSON SERVICES, INC.
                               SEGMENT INFORMATION
                                 (In thousands)

                                         TWELVE MONTHS ENDED                          THREE MONTHS ENDED
                                         ------------------- ------------------------------------------------------------------
                                           JANUARY 31, 2002  JANUARY 31, 2002 OCTOBER 27, 2001  JULY 28, 2001    APRIL 28, 2001
                                           ----------------  ---------------- ----------------  -------------   ---------------
SALES
  Power Products                              $   587,034      $   147,135      $   148,860      $   154,416      $   136,623
  Distributed Energy Solutions                    115,728            6,976           15,020           62,683           31,049
  Tactical Vehicle Systems                        432,288          111,252          103,771          108,771          108,494
  Petroleum Equipment                              90,547           20,319           25,121           24,073           21,034
  Airline Products                                 80,649           15,998           17,664           22,878           24,109
  Other Business Activities                        23,264            5,075            6,908            4,773            6,508
                                              -----------      -----------      -----------      -----------      -----------
    Total                                     $ 1,329,510      $   306,755      $   317,344      $   377,594      $   327,817
                                              ===========      ===========      ===========      ===========      ===========

OPERATING PROFIT (LOSS)
  Power Products                              $    10,278      $     1,681      $     3,277      $     3,688      $     1,632
  Distributed Energy Solutions                    (12,449)         (12,255)          (5,159)           4,913               52
  Tactical Vehicle Systems                        103,493           16,011           32,971           16,252           38,259
  Petroleum Equipment                               1,648             (475)          (1,077)           1,653            1,547
  Airline Products                                (18,395)          (3,611)          (7,838)          (2,578)          (4,368)
  Other Business Activities                         1,180              499              357              101              223
                                              -----------      -----------      -----------      -----------      -----------
    Total                                          85,755            1,850           22,531           24,029           37,345

NON-OPERATING INCOME/(EXPENSE)
  Corporate expense, net                          (13,322)          (2,562)          (4,007)          (3,547)          (3,206)
  Interest income                                   3,415              598              706              897            1,214
  Interest expense                                 (5,400)            (696)          (1,316)          (1,528)          (1,860)
                                              -----------      -----------      -----------      -----------      -----------

EARNINGS (LOSS) BEFORE INCOME TAXES           $    70,448      $      (810)     $    17,914      $    19,851      $    33,493
                                              ===========      ===========      ===========      ===========      ===========

OPERATING PROFIT (LOSS) PERCENTAGE
  Power Products                                      1.8%             1.1%             2.2%             2.4%             1.2%
  Distributed Energy Solutions                      (10.8)               U            (34.3)             7.8              0.2
  Tactical Vehicle Systems                           23.9             14.4             31.8             14.9             35.3
  Petroleum Equipment                                 1.8             (2.3)            (4.3)             6.9              7.4
  Airline Products                                  (22.8)           (22.6)           (44.4)           (11.3)           (18.1)
  Other Business Activities                           5.1              9.8              5.2              2.1              3.4
  Total                                               6.5              0.6              7.1              6.4             11.4


                       STEWART & STEVENSON SERVICES, INC.
                                  ORDER BACKLOG

                                                                       ORDER BACKLOG
                        ------------------------------------------------------------------------------------------------------------
                        January 31,  April 29,    July 29,    October 28,  January 31, April 28,  July 28,  October 27,  January 31,
($ Millions)               2000        2000         2000          2000        2001       2001       2001       2001        2002
                        ------------------------------------------------------------------------------------------------------------
Power Products             77.6        89.9         80.8          73.0        59.4        60.1       79.9       79.9        51.4

Distributed Energy
  Solutions                --          --           35.9          46.2        78.4       117.1       66.2       53.7        40.3
                         -----------------------------------------------------------------------------------------------------------
Total                      77.6        89.9        116.7         119.2       137.8       177.2      146.1      133.6        91.7
                         ===========================================================================================================



Petroleum Equipment -
  Continuing               13.6        22.5         36.0          44.8        37.5        34.7       46.0       27.4        17.8

Petroleum Equipment -
  Discontinued              3.6         4.0         19.6          20.8        17.8        12.7       17.0       16.9        14.0
                        ------------------------------------------------------------------------------------------------------------

Petroleum Equipment        17.2        26.5         55.6          65.6        55.3        47.4       63.0       44.3        31.8
                         ===========================================================================================================
